UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   October 18, 2007

Commission File No. 000-16929

DOR BIOPHARMA, INC.
(Exact name of small business issuer as specified in its charter)

DELAWARE		41-1505029
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

850 Bear Tavern Road Suite 201 Ewing, NJ		08628
(Address of principal executive offices)		(Zip Code)
(609) 538-8200
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 18, 2007, DOR BioPharma, Inc. (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration (“FDA”) had issued a not approvable letter for orBec® (oral beclomethasone dipropionate). The FDA has requested data from additional clinical trials to demonstrate the safety and efficacy of orBec®. Additionally, the FDA has requested information with respect to other sections of the Company’s new drug application that was filed on September 21, 2006.

Item 9.01                      Financial Statements and Exhibits

(c) Exhibits:

99.1	Press release issued by DOR BioPharma, Inc. on October 19, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       DOR BIOPHARMA, INC.

                                By: /s/ Christopher J. Schaber
        Name:  Christopher J. Schaber
Title: Chief Executive Officer

Date: October 18, 2007